UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 14, 2007

                                -----------------

                                 DRI Corporation
             (Exact Name of Registrant as Specified in Its Charter)

       North Carolina              000-28539             56-1362926
       (State or Other      (Commission File Number)   (IRS Employer
       Jurisdiction of                                 Identification
       Incorporation)                                       No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)
        Registrant's Telephone Number, Including Area Code (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.  Results of Operations and Financial Condition

      On November 14, 2007, DRI Corporation announced that third quarter 2007 sales exceeded $13.9 million, as compared to $12.4 million on comparable sales for the same period a year ago.

      In the same press release, the Company announced its outlook for fourth quarter 2007, fiscal year 2007, and the long term.

      In the same press release, the Company noted that a conference call to discuss third quarter 2007 results will occur on November 14, 2007, at 11 a.m. (Eastern).

      A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 7.01.  Regulation FD Disclosure

      The Company incorporates by reference the information included in Item
2.02 and Item 9.01 of this Form 8-K. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.  Financial Statements and Exhibits

(a) Exhibits.
      99.1  Press release dated November 14, 2007.



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Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DRI CORPORATION

Date: November 14, 2007  By:  /s/ STEPHEN P. SLAY
                              --------------------------------------------------
                              Stephen P. Slay
                              Vice President, Chief Financial Officer, Secretary and Treasurer



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INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

      99.1  Press release dated November 14, 2007.